UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                February 1, 2005
                       ---------------------------------
                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Wisconsin                       001-13615               22-2423556
----------------------------      ---------------------     --------------------
(State or other Jurisdiction      (Commission File No.)        (IRS Employer
 of Incorporation)                                          Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                 (770) 829-6200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 1, 2005 the Company issued a press release, attached hereto as
Exhibit 99.1, which press release is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits

                 Exhibit
                 Number                      Description of Exhibit
                 -------                     ----------------------

                   99.1 Press Release dated February 1, 2005 issued by Rayovac Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 3, 2005                   RAYOVAC CORPORATION


                                         By: /s/ Randall J. Steward
                                             -----------------------------------
                                             Name:  Randall J. Steward
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX


                 Exhibit
                 Number                      Description of Exhibit
                 -------                     ----------------------

                   99.1 Press Release dated February 1, 2005 issued by Rayovac Corporation.